UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 25, 2017 (July 25, 2017)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices)

(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Caesars Entertainment Corporation (the “Company”) held its special meeting of stockholders on July 25, 2017 (the “Special Meeting”) at 8:00 a.m. Pacific Time in the Classico Chapel, at Caesars Palace, One Caesars Palace Drive, Las Vegas, Nevada 89109. At the Special Meeting, the Company’s stockholders were requested to: (1) adopt the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, between the Company and Caesars Acquisition Company (“CAC”), as amended by the First Amendment to Amended and Restated Agreement and Plan of Merger, dated as of February 20, 2017 (as amended, the “Merger Agreement”), pursuant to which, among other things, CAC will merge with and into the Company (the “Merger”), with the Company as the surviving company, and approve the Merger; (2) approve the issuance of shares of common stock, par value $0.01 per share, of the Company (“CEC Common Stock”) to CAC stockholders as consideration for the Merger contemplated by the Merger Agreement (the “Merger Stock Issuance”); (3) approve the issuance of shares of CEC Common Stock to creditors of Caesars Entertainment Operating Company, Inc. and certain of its subsidiaries (collectively, the “Debtors”) in connection with the emergence (the “Emergence”) of the Debtors from Chapter 11 of the United States Bankruptcy Code (the “Emergence Stock Issuance”); (4) approve the issuance of shares of CEC Common Stock under the approximately $1.1 billion of 5.00% Convertible Senior Notes due 2024 to be issued by the Company to certain creditors of the Debtors in connection with the Emergence (the “Convertible Notes Stock Issuance”); (5) approve, on a non-binding, advisory basis, the Merger-related compensation for the Company’s named executive officers and certain of CAC’s named executive officers (the “CEC Advisory Compensation Proposal”); (6) approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 1,250,000,000 shares of CEC Common Stock to 2,000,000,000 shares of CEC Common Stock (the “Authorized Shares Proposal”); (7) approve an amendment to the Company’s certificate of incorporation to allow for cumulative voting in the election of individuals to the Company’s board of directors (the “Cumulative Voting Proposal”); (8) approve an amendment to the Company’s certificate of incorporation to implement, over a number of years, the declassification of the Company’s board of directors (the “Board Declassification Proposal”); (9) approve the Caesars Entertainment Corporation 2017 Performance Incentive Plan (the “CEC 2017 PIP Proposal”); and (10) approve the adjournment of the Special Meeting if necessary to solicit additional proxies if there are not sufficient votes to approve Proposals 1 through 9.

As of the close of business on June 19, 2017, the record date for the Special Meeting, there were 149,079,231 shares of CEC Common Stock outstanding and entitled to vote at the Special Meeting. A quorum of 140,468,486 shares of the CEC Common Stock was represented in person or by proxy at the Special Meeting. The Company’s stockholders approved each proposal and the voting results were as follows:

Proposal 1: Adoption of the Merger Agreement and Approval of the Merger

Votes For	Against	Abstain	Broker Non-Votes
130,898,011	18,508	1,382,263	8,169,704

This proposal was approved, receiving the affirmative vote of approximately 87.80% of CEC Common Stock outstanding and entitled to vote at the Special Meeting.

Proposal 2: Approval of the Merger Stock Issuance

Votes For	Against	Abstain	Broker Non-Votes
130,893,669	23,430	1,381,683	8,169,704

This proposal was approved, receiving the affirmative vote of approximately 99.98% of the votes cast by stockholders present in person or by proxy at the Special Meeting and entitled to vote.

Proposal 3: Approval of the Emergence Stock Issuance

Votes For	Against	Abstain	Broker Non-Votes
130,893,727	24,295	1,380,760	8,169,704

This proposal was approved, receiving the affirmative vote of approximately 99.98% of the votes cast by stockholders present in person or by proxy at the Special Meeting and entitled to vote.

Proposal 4: Approval of the Convertible Notes Stock Issuance

Votes For	Against	Abstain	Broker Non-Votes
130,893,995	24,074	1,380,714	8,169,704

This proposal was approved, receiving the affirmative vote of approximately 99.98% of the votes cast by stockholders present in person or by proxy at the Special Meeting and entitled to vote.

Proposal 5: Approval of the CEC Advisory Compensation Proposal

Votes For	Against	Abstain	Broker Non-Votes
126,621,249	4,291,273	1,386,260	8,169,704

This proposal was approved, receiving the affirmative vote of approximately 96.72% of the votes cast by stockholders present in person or by proxy at the Special Meeting and entitled to vote.

Proposal 6: Approval of the Authorized Shares Proposal

Votes For	Against	Abstain	Broker Non-Votes
138,918,171	166,000	1,384,315	0

This proposal was approved, receiving the affirmative vote of approximately 93.18% of CEC Common Stock outstanding and entitled to vote at the Special Meeting.

Proposal 7: Approval of the Cumulative Voting Proposal

Votes For	Against	Abstain	Broker Non-Votes
130,513,983	407,040	1,377,759	8,169,704

This proposal was approved, receiving the affirmative vote of approximately 87.55% of CEC Common Stock outstanding and entitled to vote at the Special Meeting.

Proposal 8: Approval of the Board Declassification Proposal

Votes For	Against	Abstain	Broker Non-Votes
130,900,675	20,249	1,377,859	8,169,704

This proposal was approved, receiving the affirmative vote of approximately 87.81% of CEC Common Stock outstanding and entitled to vote at the Special Meeting.

Proposal 9: Approval of the CEC 2017 PIP Proposal

Votes For	Against	Abstain	Broker Non-Votes
117,586,768	14,703,380	8,634	8,169,704

This proposal was approved, receiving the affirmative vote of approximately 88.88% of the votes cast by stockholders present in person or by proxy at the Special Meeting and entitled to vote.

Proposal 10: Adjournment of the Special Meeting

Votes For	Against	Abstain	Broker Non-Votes
137,943,443	1,141,063	1,383,980	0

This proposal was approved, receiving the affirmative vote of approximately 99.17% of the votes cast by stockholders present in person or by proxy at the Special Meeting and entitled to vote. However, as there were sufficient votes at the time of the Special Meeting to adopt Proposals 1 through 9, the adjournment of the Special Meeting to solicit additional proxies was unnecessary.

Item 8.01	Other Events.

On July 25, 2017, the Company issued a press release announcing that stockholders of the Company and of CAC voted to approve the Merger and other matters related to the restructuring of Caesars Entertainment Operating Company, Inc. and its emergence from bankruptcy. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2017	CAESARS ENTERTAINMENT CORPORATION

	By:	/s/ Scott E. Wiegand
Scott E. Wiegand
Senior Vice President, Deputy General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release.